UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

REVELATION BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4660 La Jolla Village Drive Suite 100
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 800-3717

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	REVB	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a 1/1,050th share of common stock at an exercise price of $12,075.00 per share	REVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the Company, a total of 614,695 shares of the Company’s common stock, being greater than one-third of the 1,632,935 shares of common stock issued and outstanding and entitled to vote as of the record date for the Annual Meeting, were present virtually, or represented by valid proxy at the Annual Meeting, constituting a quorum.

The following proposals, each as described further in the Proxy Statement, were voted upon by the stockholders:

Proposal 1 – Election of Directors

Stockholders approved to elect the two nominees for Class B director named herein to serve until the 2027 Annual Meeting or their successors are duly elected and qualified, based on the votes listed below:

Director Nominee	For	Against	Abstain
James Rolke	122,822	23,715	6,620
Jess Roper	122,543	27,978	2,636

There were 461,538 broker non-votes regarding the election of directors.

Proposal 2 – Approval to increase the number of shares reserved under the Company’s 2021 Equity Incentive Plan

Stockholders approved an amendment to the 2021 Equity Incentive Plan to increase the number of shares reserved under the 2021 Equity Incentive Plan from 21,623 to 163,294, based on the votes listed below:

For	Against	Abstain
107,447	42,981	2,729

There were 461,538 broker non-votes regarding this proposal.

Proposal 3 – Ratification of the Auditor

Stockholders ratified Baker Tilly US, LLP to audit our financial statements for the fiscal year ending December 31, 2024, based on the votes listed below:

For	Against	Abstain
595,879	18,558	258

There were no broker non-votes regarding this proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVELATION BIOSCIENCES, INC.

Date:	May 16, 2024	By:	/s/ Chester S. Zygmont, III
Chester S. Zygmont, III Chief Financial Officer (principal financial and accounting officer)